EXHIBIT 10.(d)
                                   AGREEMENT

     This Agreement (the "Agreement"), dated as of September __, 1996, by and among Jerry's, Inc., a Florida corporation ("Jerry's"), Jerry's Caterers, Inc., a Florida corporation ("Jerry's Caterers"), Meiner's Catering Service, Inc., a Florida corporation ("Meiner's" and together with Jerry's and Jerry's Caterers, the "Sellers"), Gerard J. Pendergast, Jr. ("Pendergast"), Paula Pendergast ("PP"), Karen P. Rhodes ("KR"), Laura Pendergast ("LP"), Patricia Pendergast ("Pat P."), ALPHA Flight Services, Inc., a Delaware corporation ("AFS"), ALPHA Flight Services Florida, Inc., a Delaware corporation (the "Buyer"), and ALPHA Overseas Holdings Limited, a United Kingdom corporation (the "Guarantor").

     WHEREAS, the Sellers, Pendergast, AFS and the Buyer are parties to an Asset Purchase Agreement, dated as of February 2, 1995 (the "APA"), pursuant to which, among other things, the Buyer purchased from the Sellers all of the property and assets which were owned by the Sellers in connection with the airline catering business of the Sellers at the Miami International Airport and the Orlando International Airport.

     WHEREAS, the Buyer and Pendergast are parties to a Management Agreement, dated February 2, 1995 (the "Management Agreement"), pursuant to which, among other things, Pendergast agreed to provide certain services to the Buyer.

     WHEREAS, the Buyer, the Sellers, Pendergast, PP, KR, LP and Pat P. (collectively, the Sellers, Pendergast, PP, KR, LP and Pat P., the "Selling Group") are parties to a Non-Competition Agreement dated February 2, 1995 (the "Non-Compete Agreement") pursuant to which, among other things, the Selling Group and their Affiliates (as defined in the Non-Compete Agreement), agreed not to compete with the Buyer in certain geographical territories.

     WHEREAS, Guarantor has executed and delivered a certain Guaranty Agreement, dated February 2, 1995 (the "Guaranty") in favor of Sellers with respect to certain obligations of Buyer under the APA.

     WHEREAS, AFS and the Buyer may enter into an asset purchase agreement with Flying Food Fair Inc., its affiliates or a company or companies controlled, directly or indirectly, by Sue Lin Gin (collectively, "FFF"), pursuant to which Buyer, among other things, may sell its airline catering business at the Miami International Airport and the Orlando International Airport to FFF (such transaction, the "Sale of the Business").

     NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree, subject to the conditions herein contained, as follows:

     1. DEFINITIONS. Unless otherwise specified, capitalized terms not herein defined shall have the meanings ascribed to such terms in the APA.

     2. APA. Effective on the closing of the Sale of the Business, the APA shall be amended as follows:

          a. Section 1.1 of the APA is amended by adding the following definitions in their proper alphabetical order:

               "FFF" shall mean Flying Food Fair Inc., its affiliates or a company or companies controlled, directly or indirectly, by Sue Lin Gin.


               "SALE OF THE BUSINESS" shall mean the sale by the Buyer of its airline catering business at the Miami International Airport and the Orlando International Airport to FFF.

          b. Section 1.1 of the APA is further amended by amending and restating the following definitions in the manner set forth below:

               "MIAMI FACILITY" shall mean the airline catering operations of the Sellers at the Miami International Airport, in Miami, Florida. With respect to Section 2.5 only, the "Miami Facility" shall mean the airline catering operations acquired by FFF from the Buyer pursuant to the Sale of the Business at the Miami International Airport in Miami, Florida.

               "ORLANDO FACILITY" shall mean the airline catering operations of the Sellers at the Orlando International Airport in Orlando, Florida. With respect to Section 2.5 only, the "Orlando Facility" shall mean the airline catering operations acquired by FFF from the Buyer pursuant to the Sale of the Business at the Orlando International Airport in Orlando, Florida.

          c. Section 2.5 of the APA is deleted in its entirety, and a new
Section 2.5 shall be inserted in its place as follows:

          "Section 2.5 ADDITIONAL PAYMENTS.

               (a) Immediately after the closing of the Sale of the Business, the Buyer will pay or cause to be paid to the Sellers $1,000,000.

               (b) Within 28 days following the end of the Measuring Period (as defined below), the Buyer will pay or cause to be paid to the Sellers up to $1,000,000 (the "Second Payment"), which amount shall be based on the aggregate gross revenues (excluding sales tax revenues and airport fees) derived from the Miami Facility and the Orlando Facility (as conclusively determined from the books of account and records of FFF) ("Sales") from

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

the date of the closing of the Sale of the Business to such sixth month anniversary (or such other date shortly thereafter as may be necessary for accounting purposes since FFF keeps its records on a monthly basis) (the "Measuring Period"), all as set forth below:

       SALES DURING MEASURING PERIOD          SECOND PAYMENT AMOUNT
       -----------------------------          ---------------------

       $3,650,000 or greater                  $1,000,000
       $3,400,000 to $3,649,999               $900,000
       $3,150,000 to $3,399,999               $800,000
       $2,900,000 to $3,149,999               $650,000
       $2,899,999 or less                     $500,000

     For Sales that fall between a range, the Second Payment Amount will be calculated based on a linear interpolation. For example, if Sales are $3,524,999.50, the Sellers will receive $950,000. In no event shall the second payment be less than $500,000. Buyer shall arrange for Sellers to receive monthly reports regarding sales during the six month period.

     Notwithstanding the above, to the extent that Sales during the Measuring Period are less than $3,650,000 because of (i) an increase in the prices charged to Customers that is not attributable to an increase in costs incurred by FFF with respect to the provision of such Airline Catering Services or (ii) a material deterioration in service levels provided by FFF during the Measuring Period in comparison to the service levels provided by the Buyer immediately prior to such period (each of (i) and (ii), a "Controllable Event"), then the Sales during the Measuring Period shall be upwardly adjusted to compensate for Sales lost as a result of such Controllable Event. To the extent that Sales during the Measuring Period at the Orlando Facility that are attributable to any existing airline customer (other than Leisure International) at the Orlando Facility in any month (in the Measuring Period) are less than their currently anticipated levels due to the fact that such airlines have transferred flights from the Orlando International Airport to the Orlando Sanford International Airport, such transferred Sales (at Orlando Sanford International Airport) will be credited back in calculating Sales pursuant to this Section 2(b). Any dispute with respect to the calculation of Sales shall be finally determined by Price Waterhouse LLP.

               (c) On March 2, 1998, the Buyer will pay or cause to be paid to the Sellers $1,000,000.

               (d) The maximum amount payable to the Sellers pursuant to this
Section 2.5 shall be $3,000,000."

     3. REASONABLE BEST EFFORTS: SALE OF THE BUSINESS. From and after the date hereof, Pendergast shall use reasonable efforts to obtain as soon as possible consents for the Sale of the Business from all current Customers at the Miami Facility and the Orlando Facility. The parties hereto agree that nothing contained in this Agreement obligates AFS or the Buyer to

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

pursue any Sale of the Business and AFS and the Buyer may abandon or not proceed with any transaction with respect to the Sale of the Business.

     4. MANAGEMENT AGREEMENT. As of the closing of the Sale of the Business, the Management Agreement shall terminate and all obligations of either party thereunder shall terminate, except for the obligations under Sections 9, 10 and
11. Effective upon such termination, Pendergast shall be deemed to have resigned (without compensation) all appointments he holds as an officer, employee or agent of the Buyer.

     5. NON-COMPETE AGREEMENT. As of the close of the Sale of the Business, the Non-Compete Agreement will remain in full force and effect and enforceable by the Buyer. Notwithstanding any provision contained in the Non-Compete Agreement to the contrary, as of the close of the Sale of the Business, the parties hereto agree that the benefits of the Non-Compete Agreement with respect to the Airline Catering Services at the Miami International Airport and the Orlando International Airport shall be enforceable by both FFF and the Buyer. In addition, both the Buyer and any subsequent purchaser of the Buyer's business with respect to its operations at Sanford shall have the right to enforce the Non-Compete Agreement with respect to Sanford.

     6. GUARANTY. As of the close of the Sale of the Business, the Guaranty shall be modified so that the Obligations (as defined in the Guaranty) shall include the obligations of Buyer under Section 2.5 of the APA as modified by this Agreement. All other provisions of the Guaranty will remain in full force and effect and enforceable by Sellers.

     7. REPRESENTATIONS AND WARRANTIES OF THE SELLING GROUP.

          Each of the Selling Group, as to itself, represents and warrants to AFS, the Buyer and the Guarantor, and agrees, as follows:

          a. ORGANIZATION AND CORPORATE POWER. Each of the Sellers is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida. Each Seller has all requisite legal and corporate power to execute and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement.

          b. AUTHORIZATION. All corporate action on the part of each of the Sellers necessary for the authorization, execution, delivery and performance of this Agreement have been taken. This Agreement has been duly and validly executed and delivered by each Seller, Pendergast, PP, KR, LP and Pat P., and constitutes a valid and binding agreement of such person enforceable against it in accordance with its terms. The execution of this Agreement and the performance by each such person of its obligations hereunder do not conflict with or violate any agreement to which such person is a party or is bound or any law applicable to such person. No consent of or filing with any third party (including

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

governmental authorities) is required for such person to execute and deliver this Agreement and effect the transactions contemplated by this Agreement.

     8. REPRESENTATIONS AND AGREEMENTS OF AFS AND THE BUYER. Each of AFS, the Buyer and the Guarantor, as for itself, represents and warrants to the Selling Group as follows:

          a. ORGANIZATION AND POWER. Each of AFS, the Buyer and the Guarantor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Each of AFS, the Buyer and the Guarantor has all requisite legal and corporate power to execute and deliver this Agreement, and to carry out and perform its obligations under the terms of this Agreement.

          b. AUTHORIZATION. All corporate action on the part of each of AFS, the Buyer and the Guarantor necessary for the authorization, execution, delivery and performance of this Agreement have been taken. This Agreement has been duly and validly executed and delivered by each of AFS, the Buyer and the Guarantor, and constitutes a valid and binding agreement of such person enforceable against it in accordance with its terms. The execution of this Agreement and the performance by each of AFS, the Buyer and the Guarantor of its obligations hereunder do not conflict with or violate any agreement to which such person is a party or is bound or any law applicable to it. No consent of or filing with any third party (including governmental authorities) is required for each of AFS, the Buyer and the Guarantor to execute and deliver this Agreement and effect the transactions contemplated by this Agreement.

     9. EFFECTIVENESS: INCONSISTENCIES. Until the closing of the Sale of the Business, the APA, the Management Agreement and the Non-Compete Agreement shall remain in full force and effect. After the closing of the Sale of the Business, the APA, the Management Agreement and the Non-Compete Agreement shall remain in full force and effect, except as modified herein. After the closing of the Sale of Business, to the extent any existing provision of the APA, the Management Agreement or the Non-Compete Agreement is inconsistent herewith, such provision is hereby amended to be consistent herewith; provided, that no actions inconsistent with the provisions of this Agreement shall be undertaken pursuant to the provisions of the APA, the Management Agreement and the Non-Compete Agreement by any party hereto.

     10. WAIVER OF CERTAIN CLAIMS. In consideration of this Agreement, the Selling Group waives any claims it may have that the execution of the definitive agreement for the Sale of the Business and the consummation of the transactions contemplated thereby violate, or constitute a breach under the provisions of the APA, the Management Agreement or the Non-Compete Agreement. The foregoing waiver shall not be construed to be a consent to any sale by the Buyer of its Miami and Orlando airline catering business other than a Sale of the Business to FFF in accordance with the terms of this Agreement. Nothing contained herein shall be considered as evidence or an admission that any such waiver is required.

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

     11. TERMINATION. This Agreement shall terminate if AFS or the Buyer shall notify the Seller Group (by notice given to Pendergast or Jerry's) in writing that the closing of the Sale of the Business has been abandoned, or, in any event, the closing of the Sale of the Business has not occurred on or prior to December 31, 1996. Upon such termination of this Agreement, the APA, the Management Agreement and the Non-Compete Agreement shall remain in full force and effect pursuant to the terms under each such agreement, without giving effect to the provisions contained in Sections 2, 4 or 5 herein. If this Agreement terminates, nothing contained herein shall be used as evidence against any party hereto or their affiliates in any dispute that may arise under the APA, the Management Agreement, the Non-Compete Agreement or any related agreements or arrangements.

     12. BINDING EFFECT: ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties; provided, however, that FFF shall be a direct beneficiary of, and shall be entitled to enforce, the provisions of Section 5 herein.

     13. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     14. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Delaware (regardless of the laws that might otherwise govern under applicable principles of conflicts of law) as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies.

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

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.


                           JERRY'S, INC.

                           By: /s/ [ILLEGIBLE]
                               --------------------------------
                                   Name:
                                   Title:

                           JERRY'S CATERERS, INC.

                           By: /s/ [ILLEGIBLE]
                               --------------------------------
                                   Name:
                                   Title:

                           MEINER'S CATERING SERVICE, INC.

                           By: /s/ [ILLEGIBLE]
                               --------------------------------
                                   Name:
                                   Title:

                               /s/ [ILLEGIBLE]
                               --------------------------------
                                   Gerard J. Pendergast, Jr.

                            ALPHA FLIGHT SERVICES FLORIDA, INC.

                           By: /s/ Paul Harrison
                               --------------------------------
                                   Name: PAUL HARRISON
                                   Title:

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

                           ALPHA FLIGHT SERVICES, INC.

                           By: /s/ PAUL HARRISON
                               --------------------------------
                                   Name: Paul Harrison
                                   Title:


                           ALPHA OVERSEAS HOLDINGS LIMITED


                           By: /s/ [ILLEGIBLE]
                               --------------------------------
                                   Name: [ILLEGIBLE]
                                   Title:


                           /s/ PAULA PENDERGAST
                           ------------------------------------
                           Paula Pendergast


                           /s/ KAREN P. RHODES
                           ------------------------------------
                           Karen P. Rhodes


                           /s/ LAURA PENDERGAST
                           ------------------------------------
                           Laura Pendergast


                           /s/ PATRICIA PENDERGAST
                           ------------------------------------
                           Patricia Pendergast


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